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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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(	)	Soliciting Material Under Rule 14a-12

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

June 5, 2026

Dear Shareholder:

On behalf of the Boards of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, and Voya Infrastructure, Industrials and Materials Fund (each a “Fund,” and collectively, the “Funds”). The Annual Meeting is scheduled for 1:00 p.m. MST on August 4, 2026. In order to facilitate maximum participation by shareholders and for ease of accessibility, the Annual Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online by visiting http://www.meetnow.global/MF69NNF where you will be able to listen to the Annual Meeting live, submit questions and vote. You will need your unique control number, which appears on the proxy ballot sent to you. The control number can be found in the shaded box. Please see the “How do I attend the virtual Annual Meeting?” section of the proxy statement for more details regarding the logistics of the virtual format of the Annual Meeting. You will not be able to attend the meeting physically.

At the Annual Meeting, shareholders of each Fund will be asked to elect three nominees to the Board of such Fund (the “Proposal”). Formal notice of the Annual Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than August 3, 2026.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christian G. Wilson

President

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Notice of Annual Meeting of Shareholders

of

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for August 4, 2026 at 1:00 p.m. (MST)

To the Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, and Voya Infrastructure, Industrials and Materials Fund (each a “Fund,” and collectively, the “Funds”) is scheduled for 1:00 p.m. MST on August 4, 2026. In order to facilitate maximum participation by shareholders and for ease of accessibility, the Annual Meeting will be held in a virtual meeting format only. You can attend and participate in the Annual Meeting online by visiting http://www.meetnow.global/MF69NNF where you will be able to listen to the Annual Meeting live, submit questions and vote. You will need your unique control number, which appears on the proxy ballot sent to you. The control number can be found in the shaded box. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Please see the “How do I attend the virtual Annual Meeting?” section of the enclosed proxy statement (the “Proxy Statement”) for more details regarding the logistics of the Annual Meeting, including the ability to submit questions, and technical details and support related to accessing the virtual platform for the Annual Meeting. You will not be able to attend the meeting physically.

At the Annual Meeting, shareholders will be asked:

1.To elect three nominees to the Board of Trustees of each Fund (the “Proposal”);

2.To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Annual Meeting.

This Proxy Statement and form of proxy ballot (“Proxy Ballot”) were first sent or given to shareholders on or about June 5, 2026. The Boards of Trustees recommend that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on May 8, 2026, are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than August 3, 2026, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting at the Annual Meeting.

By Order of the Boards of Trustees

Joanne F. Osberg

Secretary

June 5, 2026

PROXY STATEMENT

June 5, 2026

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Annual Meeting of Shareholders

Scheduled for August 4, 2026 at 1:00 p.m. (MST)

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on August 4, 2026

This Proxy Statement and Notice of Annual Meeting of Shareholders are

available at: www.proxyvote.com/voya

TABLE OF CONTENTS

Introduction	1
Why did you send me this booklet?	1
What proposal will be considered at the Annual Meeting?	1
Who is eligible to vote?	1
How do I vote?	1
How do I attend the virtual Annual Meeting?	2
When will the Annual Meeting be held?	3
How can I obtain more information about each Fund?	3
Who are the service providers to each Fund?	3
Proposal One – Election of the 2026 Nominees	5
What is Proposal One?	5
Who are the 2026 Nominees and what are their qualifications?	6
Who are the Trustees?	7
How long will the Trustees serve on the Board?	7
What is the required vote?	8
What is the Board’s recommendation?	8
Further Information about the Trustees and Officers	9
General Information about the Proxy Statement	17
Who is asking for my vote?	17
How is my proxy being solicited?	17
What happens to my proxy once I submit it?	17
Can I revoke my proxy after I submit it?	17
How will my shares be voted?	17
How will the meeting be conducted?	17
How many shares are outstanding?	18
Section 16(a) Reports	19
Shareholder Communications with the Board	19
What is the deadline to submit a proposal for the 2027 Annual Meeting?	19
Who are each Fund’s independent public accountants?	19
Why did my household only receive one copy of this Proxy Statement?	20
Who pays for this proxy solicitation?	20
Appendix A: 2026 Nominees	22
Appendix B: Current Trustees Not Standing For Election	26
Appendix C: Trustee Compensation Table	29
Appendix D: Shares Owned by Trustees	30
Appendix E: Officers	31
Appendix F: Shares Outstanding	38
Appendix G: 5 Percent Beneficial Ownership	39
Appendix H: Fees Paid to the Independent Registered Public Accountants	40

INTRODUCTION

Voya Global Advantage and Premium Opportunity Fund (“IGA”)

Voya Global Equity Dividend and Premium Opportunity Fund (“IGD”)

Voya Infrastructure, Industrials and Materials Fund (“IDE”)

(each a “Fund,” and collectively, the “Funds”)

Why did you send me this booklet?

This booklet includes a proxy statement (the “Proxy Statement”) and a proxy ballot (the “Proxy Ballot”) for each Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Annual Meeting of Shareholders. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposal will be considered at the Annual Meeting?

At the annual meeting of shareholders (the “Annual Meeting”), shareholders of each Fund are being asked to approve the election of three nominees to the Board of Trustees of each Fund (the “Proposal”).

Who is eligible to vote?

Shareholders of record holding an investment in shares of a Fund as of the close of business on May 8, 2026 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof. As a beneficial owner, you are also invited to attend the Annual Meeting online. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting as described below under the “How do I attend the virtual Annual Meeting?” section.

How do I vote?

You may vote in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•At the Annual Meeting Over the Internet. The Annual Meeting will be held entirely online in order to facilitate maximum participation by shareholders and for ease of accessibility. Shareholders of record as of May 8, 2026, will be able to attend and participate in the Annual Meeting online by accessing http://www.meetnow.global/MF69NNF and following the log in instructions below. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting online. Please see the “How do I attend the virtual Annual Meeting?” section below for more details regarding the logistics of the virtual format of the Annual Meeting.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m. MST on August 3, 2026.

How do I attend the virtual Annual Meeting?

There is no physical location for the Annual Meeting. In order to attend the virtual Annual Meeting, please visit http://www.meetnow.global/MF69NNF and follow the instructions as outlined on the website.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the meeting will begin promptly at 1:00 p.m. MST on August 4, 2026. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting prior to the start time.

Log in Instructions. To attend the Annual Meeting, log in at http://www.meetnow.global/MF69NNF. Shareholders will need their unique control number, which appears on the Proxy Ballot sent to them. The control number can be found in the shaded box.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

Submitting Questions at the Virtual Annual Meeting. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Funds and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance. Beginning 30 minutes prior to the start of and during the meeting, we will have our support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, visit the support link provided on the meeting website.

When will the Annual Meeting be held?

The Annual Meeting is scheduled to be held virtually online on August 4, 2026, at 1:00 p.m. MST.

How can I obtain more information about each Fund?

Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current annual report and most recent semi-annual report is available, without charge, on the Internet at https://individuals.voya.com/product/closed-end-fund/prospectuses- reports or by contacting the Fund at:

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Who are the service providers to each Fund?

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) serves as the investment adviser to each Fund. Voya Investment Management Co. LLC (“Voya IM”) serves as the sub-adviser to, and provides the day-to-day management of, each Fund. Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor for IGA and IGD.

Additional information about these service providers may be found below.

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Voya Investment Management Co. LLC

Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10166.

Voya Investments Distributor, LLC

The Distributor is a Delaware limited liability company. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.

PROPOSAL ONE – ELECTION OF THE 2026 NOMINEES

What is Proposal One?

As a shareholder of one or more of the Funds, you are being asked to consider the election of three individuals to the Board of Trustees of your Funds (collectively, the “Board”): Jody T. Foster, Joseph E. Obermeyer, and Christian G. Wilson (the “2026 Nominees”). Each would be elected for a three-year term and will hold office until their successor is duly elected and qualified, or if sooner, until their death, resignation, removal, bankruptcy, retirement pursuant to the Board’s retirement policy, adjudication of incompetence, or other incapacity to perform the duties of the office.

Each Fund’s charter document provides that the Board is divided into three classes. At each annual meeting the term of office for one of the three classes expires and shareholders are asked to elect nominees for that class. At this Annual Meeting, the term of office for Joseph E. Obermeyer will expire. Joseph E. Obermeyer has been nominated for re-election to the same Class of Trustees to which he was most recently elected. The Board also has nominated Ms. Foster and Mr. Wilson. Mr. Obermeyer and Ms. Foster are not “interested persons” of each Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such persons are commonly referred to as “Independent Trustees.” Mr. Wilson is considered an “interested person” of each Fund as defined in the 1940 Act. Such persons are commonly referred to as “Interested Trustees.”

The Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, considers recommendations on nominations for Trustees, reviewed the qualifications, experience, and background of the 2026 Nominees. Based upon this review, the Nominating and Governance Committee recommended each of Mr. Obermeyer and Ms. Foster as a candidate for nomination as an Independent Trustee and recommended Mr. Wilson as a candidate for nomination as an Interested Trustee. At a meeting of the Board held on March 27, 2026, after discussion and further consideration of the matter, the Board voted to nominate the 2026 Nominees for election by shareholders.

Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as a Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Each 2026 Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, the 2026 Nominees would serve on the following classes for each Board:

	Class	Class	Class
Fund	I	II	III
IGA			X
IGD			X
IDE		X
5

Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.

Who are the 2026 Nominees and what are their qualifications?

Set forth below is pertinent information about the 2026 Nominees.

Independent Trustees

Jody T. Foster has been a Trustee of each Fund and a board member of other investment companies in the Voya family of funds since September 2025. Ms. Foster currently serves as the Chairperson of each Fund’s Nominating and Governance Committee since January 1, 2026. She was an independent consultant to the Board from November 2023 until her appointment to the Board in September 2025. She is the Founder and Chief Executive Officer of Symphony Consulting since 2010 where she has overseen the development and launch of a variety of public and private investment product offerings. Previously, she served as Director of Risk Management and Strategy at JPMorgan in Chicago and London (2003-2007); International Research Manager for Driehaus Capital Management (2001-2003) and a Partner, Equity Analysis at Burridge Growth Partners (1999-2001) and Equity Analyst at Clover Capital Management (1996- 1999). She served as an Independent Trustee and Audit Committee Chair for the Hussman Funds (2016-2025) and as a director for the Diamond Hill Funds, part of the First Eagle Family of Funds as of April 2026 (2022-2026), and currently serves as Trustee Emeritus for First Eagle Funds (2026-present). Ms. Foster holds a B.A. in Political Science from Pace University, a Masters in Public Policy from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.

Joseph E. Obermeyer has been a Trustee of each Fund since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds since January 1, 2025, and prior to that, he served as the Chairperson of each Fund’s Investment Review Committee (“IRC”) E in 2024 and as the Chairperson of each Fund’s Nominating and Governance Committee from 2018 to 2023. Prior to that, he served as the Chairperson of each Fund’s former Joint IRC from 2014 through 2017. Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999.

Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Interested Trustee

Christian G. Wilson has been a Trustee of each Fund and a board member of other investment companies in the Voya family of funds since September 2025. He is also President and Chief/Principal Executive Officer of the Funds (2024- present), Director, President, and Chief Executive Officer of Voya Funds Services, LLC, Voya Capital, LLC, and Voya Investments, LLC (2024-present), and Head of IM Product and Strategy at Voya Investment Management (2024-present). Mr. Wilson previously served as Head of Global Client Portfolio Management at Voya Investment Management (2023-2024), Head of Fixed Income Client Portfolio Management at Voya Investment Management (2017-2023), and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Wilson with extensive investment management, distribution, and oversight experience.

For additional information on the 2026 Nominees, please see Appendix A.

No 2026 Nominee is a party adverse to a Fund or any of its affiliates in any material pending legal proceeding, nor does any 2026 Nominee have an interest materially adverse to a Fund.

If any or all of the 2026 Nominees become unavailable to serve as Trustee for a Fund due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in each Fund’s charter documents.

Who are the Trustees?

In addition to the 2026 Nominees, there are five other Trustees who currently serve on the Board.

For information on the Trustees, please see Appendix B.

How long will the Trustees serve on the Board?

If elected, each 2026 Nominee would serve as a Trustee for a three-year term and will hold office until a successor is duly elected and qualified, or if sooner, until their death, resignation, removal, bankruptcy, retirement pursuant to the Board’s retirement policy, adjudication of incompetence or other incapacity to perform the duties of the office. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of each Fund under applicable law, whether for the purposes of appointing a successor to the retiring Independent Trustee or otherwise complying with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees). Such policy is subject to change based on a vote of a majority of the Board’s Independent Trustees.

What is the required vote?

Shareholders of each Fund will vote collectively as a single class on the election of each 2026 Nominee. There is no cumulative voting for the election of Trustees. For IDE, the election of each 2026 Nominee must be approved by a majority of the shares voted at the Annual Meeting at which a quorum is present. For each of IGA and IGD, the election of each 2026 Nominee must be approved by a majority at the Annual Meeting at which a quorum is present. Unless instructions to the contrary are marked on the Proxy Ballot, the shares will be voted FOR the election of each 2026 Nominee. Shareholders do not have appraisal rights in connection with the Proposal.

What is the Board’s recommendation?

The Board has unanimously approved the nomination of each of the 2026 Nominees and is unanimously recommending that the shareholders of each Fund vote “FOR” each of the 2026 Nominees.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

The Board of Trustees

Each Fund is governed by the Board, which oversees each Fund’s business and affairs. The Board delegates the day-to-day management of each Fund to each Fund’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to each Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is comprised of eight (8) members, seven (7) of whom are Independent Trustees. Each Fund is one of 18 registered investment companies (with a total of approximately 124 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board of each Fund. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of each Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of each Fund. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone, or video conference, or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

For the fiscal year ended February 28, 2026, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of meetings held by the Board and (2) the total number of meetings held by all Committees of which they are a member. No Fund has a formal policy regarding attendance by Trustees at annual meetings of shareholders.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of each Fund to review the scope of each Fund’s audit, each Fund’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under each Fund’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of four (4) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Mses. Baldwin and Foster and Messrs. Sullivan and Wetzel. Mr. Wetzel currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The charter for the Audit Committee was attached as Appendix I to the 2025 Proxy Statement for the Funds. The Audit Committee held five (5) meetings during the fiscal year ended February 28, 2026.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi)making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by each Fund’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.

The Compliance Committee currently consists of three (3) Independent Trustees: Messrs. Boyer, Johnson, and Obermeyer. Mr. Johnson currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held five (5) meetings during the fiscal year ended February 28, 2026.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including each Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

The Contracts Committee is comprised of all of the Independent Trustees. Mr. Boyer currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held five (5) meetings during the fiscal year ended February 28, 2026.

The Compliance Committee and Contracts Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held one

(1) such additional joint meeting during the fiscal year ended February 28, 2026.

Investment Review Committees. The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and together the “IRCs”): (i) the Investment Review Committee E (“IRC E”) and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. Each Fund is monitored by the IRC F. Each IRC is described below.

The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Mses. Baldwin and Foster and Mr. Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held five (5) meetings during the fiscal year ended February 28, 2026.

The IRC F currently consists of four (4) Independent Trustees. The following Trustees serve as members of the IRC F: Messrs. Boyer, Johnson, Sullivan, and Wetzel. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis. The IRC F held five (5) meetings during the fiscal year ended February 28, 2026.

The IRC E and IRC F sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held five (5) such additional joint meetings during the fiscal year ended February 28, 2026.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the Funds.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties. The charter for the Nominating and Governance Committee was attached as Appendix J to the 2025 Proxy Statement for the Funds.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee is comprised of all of the Independent Trustees. Ms. Foster currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate. The Nominating and Governance Committee held five (5) meetings during the fiscal year ended February 28, 2026.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of each Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv)valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii)risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Fund; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Fund. In addition, many service providers to each Fund have adopted their own policies, procedures, and controls designed to address particular risks to each Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of each Fund, including the CCOs for each Fund and the Investment Adviser and each Fund’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by each Fund and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to each Fund. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers. Although the IRD works closely with management of each Fund in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

 Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2026, each Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $360,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $115,000; (iii) Mses. Baldwin and Foster and Messrs. Boyer, Johnson, Sullivan, and Wetzel, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $40,000, $40,000, $52,500, $40,000, $40,000 and $40,000, respectively; and (iv) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.

The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliate for which the Trustees serve in common as Trustees.

Appendix C details the compensation paid to the Trustees by each Fund and by all the Voya funds in the family of funds.

Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (the “Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.

The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under the Ownership Policy.

Investment in mutual funds of the Voya family of funds by the Trustees pursuant to the Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.

Appendix D provides the dollar value of all of the shares of each Fund and all of the funds in the Voya family of funds held directly or indirectly by each Trustee as of a recent date. As of the Record Date, none of the Independent Trustees or their immediate family members owned any interest in a Fund’s investment adviser, a Fund’s principal underwriter, or person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with a Fund’s investment adviser or a Fund’s principal underwriter.

Officers of each Fund

Each Fund’s officers are elected by the Board and hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve. The officers of each Fund, together with each person’s position with each Fund and principal occupation for the last five years, are listed in Appendix E.

Officer Compensation

The officers, who are also officers or employees of Voya Investments or its affiliates, are compensated by Voya Investments or its affiliates. The officers are not paid by any Fund.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for the Annual Meeting of shareholders.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about June 5, 2026. In addition to the solicitation of proxies by mail, employees of the investment adviser, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Annual Meeting, the shareholder may mail the Proxy Ballot originally sent with the Proxy Statement, attend virtually, vote telephonically, or vote online. Please refer to the voting site on your Proxy Ballot and follow the online instructions. Should shareholders require additional information regarding the proxy or require replacement of the Proxy Ballot, they may contact Shareholder Services toll-free at 1-800-992-0180.

What happens to my proxy once I submit it?

The Board has named each of Joanne F. Osberg, Todd Modic, Christopher J. Geissler, Caitlin E. Robinson, and Gizachew Wubishet, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke its proxy at any time prior to its use by filing with the applicable Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting virtually may vote at the Annual Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that may be properly presented at the Annual Meeting other than the proposal discussed in this Proxy Statement.

How will the meeting be conducted?

Quorum and Tabulation

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum, except when a larger quorum is required by applicable law or a Fund’s charter document.

Adjournments

If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non- vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “shares voted” on a proposal. With respect to IDE, abstentions and broker non-votes will not affect the outcome of the election of Trustees. With respect to IGA and IGD, abstentions and broker non-votes will have the effect of a vote against the election of Trustees.

How many shares are outstanding?

Appendix F sets forth the number of shares of each Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.

Appendix G lists the persons that, as of May 19, 2026, owned beneficially or of record 5% or more of any class of each Fund’s outstanding shares. To the best of each Fund’s knowledge, as of May 8, 2026, no Trustee or officer, individually or as a group, owned 1% or more of any class of the outstanding shares of the Fund. To the best of each Fund’s knowledge, as of May 8, 2026, none of the Independent Trustees nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).

Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to each Fund, require each Fund’s officers, Trustees, Investment Adviser, affiliates of the Investment Adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s outstanding securities (“Reporting Persons”) to file reports of ownership of Fund shares and changes in such ownership with the SEC and the New York Stock Exchange. Based solely on its review of the copies of such forms filed with the SEC and written representations from certain Reporting Persons, each Fund believes that during the fiscal year ended February 28, 2026, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board

Shareholders may send communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to each Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline to submit a proposal for the 2027 Annual Meeting?

In order for a shareholder proposal to be considered for inclusion in a Fund's proxy statement for the next annual meeting, it must be submitted in writing and received at such Fund’s principal executive offices no later than February 5, 2027. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the meeting. With respect to IDE, for a shareholder proposal to be properly brought before the next annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of IDE between May 6, 2027 and June 7, 2027. In addition, pursuant to relevant SEC proxy rules, the proxies designated on the Proxy Ballot may use discretionary voting authority to vote on matters coming before the annual meeting of shareholders if the Fund did not have notice of the matter at least 45 days before the date corresponding to the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting of shareholders or the date specified by an overriding advance notice provision in the company’s bylaws. For each Fund’s 2027 Annual Meeting of shareholders, such date is April 21, 2027.

Who are each Fund’s independent public accountants?

The Board has selected Ernst & Young (“E&Y”) as the independent registered public accounting firm to each Fund for the current fiscal year. As part of its oversight of each Fund’s financial statements, in April 2026, the Audit Committee held a telephonic meeting to review and discuss with the Investment Adviser and E&Y each Fund’s audited financial statements for the fiscal year ended February 28, 2026. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Fund’s Annual Reports to shareholders.

Submitted by the Audit Committee of the Board

Colleen D. Baldwin

Jody T. Foster

Christopher P. Sullivan

Mark R. Wetzel (Chairperson)

The fees paid to E&Y for professional audit services during each Fund’s most recent fiscal years ended February 28, 2025 and February 28, 2026, amounts billed for other services rendered by E&Y to each Fund, and the aggregate non- audit fees billed by E&Y for services rendered to each Fund, the Investment

Adviser, and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to each Fund for the fiscal years ended February 28, 2025 and February 28, 2026, are described in Appendix H. All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to each Fund by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of each Fund provided by E&Y to the Investment Adviser or any affiliate thereof that provides ongoing services to each Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether E&Y’s provision of non-audit services to the Investment Adviser and all entities controlling, controlled by, or under common control with the Investment Adviser that provide ongoing services to each Fund that were not required to be pre-approved is compatible with maintaining the independence of E&Y.

Representatives of E&Y are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless your Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform your Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.

Who pays for this proxy solicitation?

Each Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out of pocket expenses. In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. Even if you expect to virtually attend the Annual Meeting, you are requested to complete, sign and return the enclosed Proxy Ballot. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

June 5, 2026

7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

APPENDIX A: 2026 NOMINEES

The following table sets forth information concerning the 2026 Nominees. The mailing address for each 2026 Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Number of
Funds in
				the Fund	Other Board
Complex
	Position(s)	Term of Office and			Positions
Overseen by
Name and	Held with		Principal Occupation(s)		Held by
		Length of Time Served1		Trustees2
Year of Birth	each Fund		During the Past 5 Years		Trustees
Independent Trustees
Jody T.	Trustee	September 2025 – Present	Founder and Chief Executive	124	Trustee
Foster			Officer, Symphony Consulting,		Emeritus, First
(1969)			an investment operations		Eagle Funds (32
			consulting firm to private asset		Funds) (April
			managers and wealth		2026-Present).
			management firm (2010 –		Formerly,
			Present). Formerly,		Trustee,
			Independent Director,		Diamond Hill
			Hussman Investment Trust, a		Funds (13
			registered investment		Funds), part of
			company fund complex (2016 –		the First Eagle
			2025); Independent		Family of Funds
			Director, Forum CRE Income		as of April 2026
			Fund, a registered investment		(2022-April
			company (April 2021 –		2026).
January 2022).

Number of
Funds in
				the Fund	Other Board
Complex
	Position(s)				Positions
		Term of Office and		Overseen by
Name and	Held with		Principal Occupation(s)		Held by
		Length of Time Served1		Trustees2
Year of Birth	each Fund		During the Past 5 Years		Trustees
Joseph E.	Chairperson	01/2025 – Present	Retired. Formerly, President,	124	None.
Obermeyer	Trustee	All Funds:	Obermeyer & Associates, Inc.,
(1957)		05/2013 – Present	a provider of financial and
economic consulting services
(November 1999 – December
2024).

Number of
Funds in
				the Fund	Other Board
Complex
	Position(s)				Positions
		Term of Office and		Overseen by
Name and	Held with		Principal Occupation(s)		Held by
		Length of Time Served1		Trustees2
Year of Birth	each Fund		During the Past 5 Years		Trustees
Interested Trustee
Christian G.	Trustee	September 2025 – Present	President and Chief Executive	124	Director,
Wilson			Officer, Voya Funds Services,		President, and
(1968)			LLC, Voya Capital, LLC, and		Chief Executive
			Voya Investments, LLC		Officer, Voya
			(September 2024 – Present);		Funds Services,
			Head of Product and Strategy,		LLC, Voya
			Voya Investment Management		Capital, LLC and
			(June 2024 – Present).		Voya
			Formerly, Head of Global Client		Investments,
			Portfolio Management, Voya		LLC (September
			Investment Management		2024 –
			(March 2023 – June 2024);		Present).
Head of Fixed Income Client

Portfolio Management, Voya

Investment Management (July

2017 – March 2023).

1.The Board of each Fund is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of a Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of each Fund under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2.For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of February 28, 2026.

APPENDIX B: CURRENT TRUSTEES NOT STANDING FOR ELECTION

The following table sets forth information concerning the current Trustees of each Fund that are not standing for election. The mailing address for each Trustee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Number of
Funds in
				the Fund	Other Board
Complex
	Position(s)	Term of Office and			Positions
Overseen by
Name and	Held with		Principal Occupation(s)		Held by
		Length of Time Served1		Trustees2
Year of Birth	each Fund		During the Past 5 Years		Trustees
Colleen D.	Trustee	IDE: 01/2008-Present	President, Glantuam	124	Stanley Global
Baldwin		IGA: 10/2007-Present	Partners, LLC, a business		Engineering
(1960)		IGD: 10/2007-Present	consulting firm (January 2009 –		(2020 –
			Present).		Present).

John V.	Trustee	IDE: 01/2008-Present	Retired.	124	None.
Boyer		IGA: 07/2005-Present
(1953)		IGD: 02/2005-Present

Number of
Funds in
				the Fund	Other Board
Complex
	Position(s)				Positions
		Term of Office and		Overseen by
Name and	Held with		Principal Occupation(s)		Held by
		Length of Time Served1		Trustees2
Year of Birth	each Fund		During the Past 5 Years		Trustees
Dennis A.	Trustee	All Funds:	Non-Executive Director, Namib	124	None.
Johnson		07/2025 – Present	Minerals (April 2025 –
(1960)			Present). Formerly,
Independent Director,
EasyKnock, a real estate
company (December 2023 –
November 2024); Director of
Investments, West Coast
Financial (May 2022 –
December 2023);
Independent Director, Glass
Lewis & Co., a provider of
governance, proxy research
and stewardship services
(March 2022 – November
2023).

Christopher	Trustee	All Funds:	Retired.	124	None.
P.		10/2015-Present
Sullivan
(1954)

Number of
Funds in
				the Fund	Other Board
Complex
	Position(s)				Positions
		Term of Office and		Overseen by
Name and	Held with		Principal Occupation(s)		Held by
		Length of Time Served1		Trustees2
Year of Birth	each Fund		During the Past 5 Years		Trustees
Mark R.	Trustee	All Funds:	Retired. Formerly, President,	124	None.
Wetzel		07/2025 – Present	Fiducient Advisors, an
(1961)			investment adviser (April 2006
– May 2024).

1.The Board of each Fund is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of a Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of each Fund under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2.For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of February 28, 2026.

APPENDIX C: TRUSTEE COMPENSATION TABLE

The following table has been provided to each Fund by the Investment Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended February 28, 2026 for service on the Board.

	Aggregate Compensation from the Funds			Total Compensation
	(fiscal year ended February 28, 2026)			from the Fund
				Complex Paid to
				Trustees1
Name of Independent
Trustee	IDE	IGA	IGD
Colleen D. Baldwin	$805.80	690.69	2,102.93	$380,000
John V. Boyer2	$805.80	690.69	2,102.93	$380,000
Jody T. Foster3	$272.28	223.51	681.73	$116,522
Martin J. Gavin4	$869.14	745.11	2,268.62	$410,000
Dennis A. Johnson3	$272.28	223.51	681.73	$116,522
Joseph E. Obermeyer	$953.60	817.67	2,489.53	$450,000
Sheryl K. Pressler4	$879.70	754.18	2,296.23	$415,000
Christopher P. Sullivan	$805.80	690.69	2,102.93	$380,000
Mark R. Wetzel3	$272.28	223.51	681.73	$116,522

1.During the fiscal year ended February 28, 2026, Ms. Foster and Mr. Obermeyer deferred $41,087 and $90,000, respectively, of their compensation from the Voya family of funds.

2.Mr. Boyer may elect to receive a future compensation payment of $400,000 upon retirement in a lump sum or in three substantially equal payments. This $400,000 is the total payment allocated pro rata to all Voya funds and is accrued in the same year that the Trustee retires.

3.Ms. Foster was appointed to the Board effective September 2025. Messrs. Johnson and Wetzel were elected to the Board effective July 2025.

4.Mr. Gavin and Ms. Pressler retired as Trustees effective December 31, 2025.

APPENDIX D: SHARES OWNED BY TRUSTEES

The following table sets forth information regarding the dollar range of equity securities of each Fund and other funds in the Voya family of funds beneficially owned by each Trustee as of February 28, 2026.

Aggregate Dollar Range of Equity Securities in all
Registered Investment Companies Overseen by
Name of Trustee	IDE	IGA	IGD	Trustee in Family of Investment Companies
Independent Trustees

Colleen D. Baldwin	None	None	None	Over $100,0001
John V. Boyer	None	None	None	Over $100,0001
Jody T. Foster	None	None	None	Over $100,0001
Dennis A. Johnson	None	None	None	None
Joseph E. Obermeyer	None	None	None	Over $100,0001
Christopher P. Sullivan	None	None	None	Over $100,000
Mark R. Wetzel	None	None	None	Over $100,0001
Interested Trustee

Christian G. Wilson	None	None	None	Over $100,0001

1.Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(k) Plan.

APPENDIX E: OFFICERS

Information for each officer of each Fund is set forth in the table below. The mailing address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, except as noted below.

		Term of Office and	Principal Occupation(s)
Name, Address and	Position(s) Held with	Length of	During the
Year of Birth	each Fund	Time Served1	Past 5 Years
Christian G. Wilson	President and	All Funds:	Director, President, and Chief Executive Officer,
(1968)	Chief/Principal	09/2024 – Present	Voya Funds Services, LLC, Voya Capital, LLC, and Voya
5780 Powers Ferry	Executive Officer		Investments, LLC (September 2024 – Present); Head of
Road NW			Product and Strategy, Voya Investment Management
Atlanta, Georgia			(June 2024 – Present). Formerly, Head of Global Client
30327			Portfolio Management, Voya Investment Management
(March 2023 – June 2024); Head of Fixed Income Client
Portfolio Management, Voya Investment Management
(July 2017 – March 2023).

Jonathan Nash	Executive Vice	All Funds:	Head of Investment Risk for Equity and Funds, Voya
(1967)	President and Chief	03/2020 – Present	Investment Management (April 2024 – Present);
200 Park Avenue	Investment Risk		Executive Vice President and Chief Investment Risk
New York, New York	Officer		Officer, Voya Investments, LLC (March 2020 – Present).
10166			Formerly, Senior Vice President, Investment Risk
Management, Voya Investment Management (March
2017 – March 2024).

		Term of Office and	Principal Occupation(s)
Name, Address and	Position(s) Held with	Length of	During the
Year of Birth	each Fund	Time Served1	Past 5 Years
Steven Hartstein	Chief Compliance	All Funds:	Senior Vice President, Voya Investment Management
(1963)	Officer	12/2022 – Present	(December 2022 – Present). Formerly, Head of Funds
200 Park Avenue			Compliance, Brighthouse Financial, Inc.; and Chief
New York, New York			Compliance Officer, Brighthouse Funds and Brighthouse
10166			Investment Advisers, LLC (March 2017 – December
2022).

Todd Modic	Senior Vice	IDE:	Director and Senior Vice President, Voya Capital, LLC
(1967)	President, Chief/	11/2007 – Present	and Voya Funds Services, LLC (September 2022 –
	Principal Financial	IGA:	Present); Director, Voya Investments, LLC (September
	Officer and Assistant	07/2005 – Present	2022 – Present); Senior Vice President, Voya
	Secretary	IGD:	Investments, LLC (April 2005 – Present). Formerly,
President, Voya Funds Services, LLC (March 2018 –
05/2005 – Present
September 2022).

		Term of Office and	Principal Occupation(s)
Name, Address and	Position(s) Held with	Length of	During the
Year of Birth	each Fund	Time Served1	Past 5 Years
Kimberly A.	Senior Vice President	IDE:	Senior Vice President, Voya Investments, LLC
Anderson		11/2007 – Present	(September 2003 – Present).
(1964)		IGA:
07/2005 – Present
IGD:
01/2005 – Present
Jason Kadavy	Senior Vice President	All Funds:	Senior Vice President, Voya Investments, LLC and
(1976)		09/2023 – Present	Voya Funds Services, LLC (September 2023 – Present).

Formerly, Vice President, Voya Investments, LLC (October 2015 – September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

		Term of Office and	Principal Occupation(s)
Name, Address and	Position(s) Held with	Length of	During the
Year of Birth	each Fund	Time Served1	Past 5 Years
Erica McKenna	Senior Vice President	All Funds:	Senior Vice President, Head of Mutual Fund Compliance,
(1972)		April 2026 – Present	and Chief Compliance Officer, Voya Investments, LLC
(April 2026 – Present). Formerly, Vice President, Head of
Mutual Fund Compliance, and Chief Compliance Officer,
Voya Investments, LLC (May 2022 – April 2026); Vice
President, Fund Compliance Manager, Voya Investments,
LLC (March 2021 – May 2022); Assistant Vice President,
Fund Compliance Manager, Voya Investments, LLC
(December 2016 – March 2021).

Joanne F. Osberg		All Funds:	Senior Vice President and Chief Counsel, Voya
(1982)	Senior Vice President	03/2023 – Present	Investment Management – Mutual Fund Legal
	Secretary	09/2020 – Present	Department, and Senior Vice President and Secretary,

Voya Investments, LLC, Voya Capital, LLC, and

Voya Funds Services, LLC (March 2023-Present).

Formerly, Secretary, Voya Capital, LLC (August 2022 –

March 2023); Vice President and Secretary, Voya

Investments, LLC and Voya Funds Services, LLC and

Vice President and Senior Counsel, Voya Investment

Management – Mutual Fund Legal Department

(September 2020 – March 2023).

		Term of Office and	Principal Occupation(s)
Name, Address and	Position(s) Held with	Length of	During the
Year of Birth	each Fund	Time Served1	Past 5 Years
Andrew K. Schlueter	Senior Vice President	All Funds:	Senior Vice President, Head of Client Operations, Voya
(1976)		06/2022 – Present	Investment Management (January 2026 – Present); Vice
President, Voya Investments Distributor, LLC (April 2018
– Present); Vice President, Voya Investments, LLC and
Voya Funds Services, LLC (March 2018 – Present).
Formerly, Senior Vice President, Head of Distribution
Operations and Business Implementation, Voya
Investment Management (March 2024 –December 2025);
Senior Vice President, Head of Investment Operations
Support, Voya Investment Management (April 2023 –
March 2024); Senior Vice President, Head of Mutual Fund
Operations, Voya Investment Management (March 2022
– March 2023); Vice President, Head of Mutual Fund
Operations, Voya Investment Management (February
2018 – February 2022).

Fred Bedoya	Vice President,	All Funds:	Vice President, Voya Investments, LLC (October 2015 –
(1973)	Principal Accounting	09/2012 – Present	Present); Vice President, Voya Funds Services, LLC (July
	Officer and Treasurer		2012 – Present).

		Term of Office and	Principal Occupation(s)
Name, Address and	Position(s) Held with	Length of	During the
Year of Birth	each Fund	Time Served1	Past 5 Years
Robyn L. Ichilov	Vice President	IDE:	Vice President, Voya Investments, LLC (August 1997 –
(1967)		11/2007 – Present	Present); Vice President, Voya Funds Services, LLC
		IGA:	(November 1995 – Present).
07/2005 – Present
IGD:
01/2005 – Present
Caitlin Robinson	Vice President and	All Funds:	Vice President and Counsel, Voya Investment
(1983)	Assistant Secretary	09/2025 – Present	Management – Mutual Fund Legal Department (August
2024 – Present). Formerly, Senior Counsel, Putnam
Investments (January 2015 – July 2024).

Chelsea Shumway	Vice President	All Funds:	Vice President, Head of Active Ownership, Voya
(1984)		April 2026 – Present	Investment Management (April 2026 – Present).
Formerly, Vice President – Active Ownership, Voya
Investment Management (November 2025 – April 2026);
Associate Director – Head of Governance, Research, and
Voting Products, Institutional Shareholder Services Inc.
(March 2022 – October 2025); Vice President, BlackRock
Investment Stewardship (July 2021- March 2022).

Craig Wheeler	Vice President	All Funds:	Vice President – Director of Tax, Voya Investments, LLC
(1969)		05/2013 – Present	(October 2015 – Present).

		Term of Office and	Principal Occupation(s)
Name, Address and	Position(s) Held with	Length of	During the
Year of Birth	each Fund	Time Served1	Past 5 Years
Gizachew Wubishet		All Funds:	Vice President and Counsel, Voya Investment
(1976)	Vice President	03/2024 – Present	Management – Mutual Fund Legal Department (March
	Assistant Secretary	06/2022 – Present	2024 – Present). Formerly, Assistant Vice President and
Counsel, Voya Investment Management – Mutual Fund
Legal Department (May 2019 – February 2024).

Christopher J.	Assistant Vice	All Funds:	Assistant Vice President and Counsel, Voya Investment
Geissler	President and	April 2026 – Present	Management – Mutual Fund Legal Department
(1989)	Assistant Secretary		(September 2025 – Present). Formerly, Attorney, Dechert
LLP (August 2016 – September 2025).

Freddee McGough	Assistant Vice	All Funds:	Assistant Vice President, Voya Investment Management
(1965)	President	11/2019 – Present	(September 2001 – Present).

Monia Piacenti	Anti-Money	All Funds:	Compliance Manager, Voya Financial, Inc. (March 2023 –
(1976)	Laundering Officer	06/2018 – Present	Present); Anti-Money Laundering Officer,
One Orange Way			Voya Investments Distributor, LLC, Voya Investment
Windsor, Connecticut			Management, and Voya Investment Management Trust
06095			Co. (June 2018 – Present). Formerly, Compliance
Consultant, Voya Financial, Inc. (January 2019 –

February 2023).

1.The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

APPENDIX F: SHARES OUTSTANDING

The following table sets forth the Shares outstanding for each Fund as of the Record Date.

Number of Shares
Fund	Outstanding
IGA	15,341,392
IGD	78,868,514
IDE	15,156,320

APPENDIX G: 5 PERCENT BENEFICIAL OWNERSHIP

Fund	Name and Address of Shareholder	Number of	Percentage
		Shares Owned	Owned

IGA Guggenheim Investments		771,8971	5.03%2
	330 Madison Avenue
	New York, New York 10017

IGD	First Trust Portfolios L.P.	4,153,9943	5.27%4
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187

IDE	First Trust Portfolios L.P.	1,049,1535	6.92%6
	First Trust Advisors L.P.
	The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

1.Based on Schedule 13F filed by Guggenheim Investments on March 31, 2026.

2.Based on 15,341,392 shares outstanding as of May 19, 2026.

3.Based on Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on September 30, 2024.

4.Based on 78,868,514 shares outstanding as of May 19, 2026.

5.Based on Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation on September 30, 2024.

6.Based on 15,156,320 shares outstanding as of May 19, 2026.

APPENDIX H: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to E&Y for the fiscal years ended February 28, 2026 and February 28, 2025, for professional audit services, as well as fees billed for other services rendered by E&Y to each Fund.

Fund	Audit Fees1		Audit-Related Fees2			Tax Fees3	All Other Fees4
	2026	2025	2026	2025	2026	2025	2026	2025
IGA	$30,184	$26,950	$0	$0	$9,323	$8,580	$0	$0
IGD	$30,184	$26,950	$0	$0	$8,580	$8,580	$0	$0

IDE	$30,184	$26,950	$0	$0	$19,529	$24,912	$0	$0

1.Audit fees consist of fees billed for professional services rendered for the audit of the year-end financial statements and services that are normally provided in connection with statutory and regulatory filings.

2.Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

3.Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, local and global tax compliance.

4.All other fees would include fees for products and services other than the services reported above.

The following table presents: (i) the aggregate non-audit fees (e.g., fees for audit-related, tax, and other services) billed to each Fund by the independent registered public accounting firm for each Fund’s fiscal years ended February 28, 2025 and February 28, 2026; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates, by the independent registered public accounting firm for the same time periods.

		Aggregate Non-Audit Fees
Registrant/Investment Adviser	2026	2025
IGA	$9,323	$8,580
IGD	$8,580	$8,580

IDE	$19,529	$24,912
Voya Investments, LLC1	$10,841,531	$15,145,346

1.Includes fees paid by the Investment Adviser and any affiliates of the Investment Adviser that are subsidiaries of Voya Financial, Inc.

VOYA-CEF-PRX-0605

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

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CALL

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MAIL

Vote, sign and mail in the

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PROXY	VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Joanne F. Osberg, Todd Modic, Christopher J. Geissler, Caitlin E. Robinson, or Gizachew Wubishet, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Global Advantage and Premium Opportunity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held virtually at the following Website: www.meetnow.global/MF69NNF on August 4, 2026 at 1:00 p.m. MST, and any adjournment(s) or postponement(s) thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. Please refer to the Proxy Statement for a discussion of these matters.

If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Trustee (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

IGA_35048_051326

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to be held virtually on August 4, 2026.

The Proxy Statement and Notice of Annual Meeting are available at:

 www.proxyvote.com/voya

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated June 5, 2026 and upon all other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

AProposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1.To elect three Class III Nominees to the Board of Trustees:

FOR AGAINST ABSTAIN
01.	Jody T. Foster	☐	☐	☐
02.	Joseph E. Obermeyer	☐	☐	☐
03.	Christian G. Wilson	☐	☐	☐

2.To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

BAuthorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

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VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN

The QR code or visit

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to vote your shares

CALL

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Follow the recorded instructions

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MAIL

Vote, sign and mail in the

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VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/MF69NNF

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Please detach at perforation before mailing.
PROXY	VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Joanne F. Osberg, Todd Modic, Christohper J. Geissler, Caitlin E. Robinson, or Gizachew Wubishet, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held virtually at the following Website: www.meetnow.global/MF69NNF on August 4, 2026 at 1:00 p.m. MST, and any adjournment(s) or postponement(s) thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. Please refer to the Proxy Statement for a discussion of these matters.

If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Trustee (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

IGD_35048_051326

PLEASE SIGN AND DATE ON THE REVERSE SIDE

xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to be held virtually on August 4, 2026.

The Proxy Statement and Notice of Annual Meeting are available at:

 www.proxyvote.com/voya

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated June 5, 2026 and upon all other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

AProposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1.To elect three Class III Nominees to the Board of Trustees:

FOR AGAINST ABSTAIN
01.	Jody T. Foster	☐	☐	☐
02.	Joseph E. Obermeyer	☐	☐	☐
03.	Christian G. Wilson	☐	☐	☐

2.To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

BAuthorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN

The QR code or visit

 www.proxy-direct.com

to vote your shares

CALL

1-800-337-3503

Follow the recorded instructions

available 24 hours

MAIL

Vote, sign and mail in the

enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/MF69NNF

on August 4, 2026 at 1:00 p.m. MST.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

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PROXY	VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Joanne F. Osberg, Todd Modic, Christopher J. Geissler, Caitlin E. Robinson, or Gizachew Wubishet, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Infrastructure, Industrials and Materials Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held virtually at the following Website: www.meetnow.global/MF69NNF on August 4, 2026 at 1:00 p.m. MST, and any adjournment(s) or postponement(s) thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. Please refer to the Proxy Statement for a discussion of these matters.

If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Trustee (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

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PLEASE SIGN AND DATE ON THE REVERSE SIDE

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to be held virtually on August 4, 2026.

The Proxy Statement and Notice of Annual Meeting are available at:

 www.proxyvote.com/voya

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated June 5, 2026 and upon all other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

AProposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1.To elect three Class II Nominees to the Board of Trustees:

FOR AGAINST ABSTAIN
01.	Jody T. Foster	☐	☐	☐
02.	Joseph E. Obermeyer	☐	☐	☐
03.	Christian G. Wilson	☐	☐	☐

2.To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

BAuthorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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